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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          ________________________


                                  FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) June 20, 1996


                           MICHAELS STORES, INC.
             (Exact Name of Registrant as Specified in Charter)



   Delaware                      0-11822                75-1943604
  (State of                    (Commission            (IRS Employer
incorporation)                 File Number)        Identification No.)


         8000 Bent Branch Drive
         Irving, Texas                                     75063-6041
         P.O. Box 619566
         DFW, Texas                                        75261-9566
         ------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)

     Registrant's telephone number, including area code:  (972) 409-1300


               5931 Campus Circle Drive, Irving, Texas 75063
               ----------------------------------------------
               (Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

     In connection with its public offering of $125 million of Senior Notes due 2006, Michaels Stores, Inc. (the "Company") amended its bank credit agreement pursuant to the Second Amended and Restated Credit Agreement (the "Second Amended Credit Agreement"), dated June 20, 1996 by and among the Company, NationsBank of Texas, N.A., as administrative lender, Bank of America, Illinois, as co-agent and the other lenders signatory thereto. A copy of the Second Amended Credit Agreement is attached hereto as Exhibit 10 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)-(b)  Not applicable.

(c)      Exhibits Required by Item 601 of Regulation S-K.

         EXHIBIT NO.         DESCRIPTION
         -----------         -----------
             10              Second Amended Credit Agreement













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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAELS STORES, INC.


                                       By:    /s/  R. DON MORRIS
                                          ------------------------------------
                                       Name:   R. Don Morris
                                       Title:  Executive Vice President and
                                                Chief Financial Officer
Date:  September 26, 1996





















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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
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  10        Second Amended Credit Agreement



























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